UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

BENCHMARK ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise  Your  Right  to  Vote  ***

Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the

Shareholder Meeting  to  Be  Held  on May 12, 2015

Meeting Information
BENCHMARK ELECTRONICS, INC.	Meeting Type: Annual Meeting
For holders as of: March 13, 2015
Date: May 12, 2015 Time: 9:00 AM CDT
	Location:	Four Seasons Hotel
BENCHMARK ELECTRONICS, INC.		1300 Lamar Street
ATTN: JAMES WALKER		Houston, Texas
3000 TECHNOLOGY DR.
ANGLETON, TX 77515

You are receiving this communication because you hold
shares in the above named company.

This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request
a paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

― Before You  Vote ―

How to  Access  the  Proxy  Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report	2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2015 to facilitate timely delivery.

― How To  Vote  ―

Please Choose  One  of  the  Following  Voting  Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx xxxx available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1. Election of Directors
Nominees
01 Michael R. Dawson 02 Gayla J. Delly 03 Peter G. Dorflinger 04 Douglas G. Duncan 05 Kenneth T. Lamneck
06 David W. Scheible 07 Bernee D. L. Strom 08 Clay C. Williams

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. To reapprove the material terms of the performance goals under the Company's 2010 Omnibus Incentive
Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code.

3. Board proposal regarding an advisory vote on the compensation of the Company's named executive officers.

4. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.